UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2008
ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-5491 (Commission file Number)	75-0759420 (IRS Employer Identification No.)

2800 POST OAK BOULEVARD SUITE 5450 HOUSTON, TEXAS (Address of principal executive offices)	77056-6189 (zip code)
(713) 621-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	— Other Events
Attached as Exhibit 99 is a form of investor presentation used and to be used by Rowan Companies, Inc.

Item 9.01	— Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Exhibit Description

99	Form of investor presentation of Rowan Companies, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.
By:	/s/ W. H. WELLS
W. H. Wells,
Vice President - Finance and Chief Financial Officer

Dated: March 4, 2008

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99	Form of investor presentation of Rowan Companies, Inc.